                                                                    EXHIBIT 9(k)


                              THE BENCHMARK FUNDS

                           UNITHOLDER SERVICING PLAN
                         FOR SUBSERIES B, C AND D UNITS


     Section 1.  Upon the recommendation of The Northern Trust Company, the
     ----------
Trust's investment adviser ("Northern"), any officer of The Benchmark Funds (the "Trust") is authorized to execute and deliver, in the name and on behalf of the Trust, written agreements in substantially the forms attached hereto or in any other forms duly approved by the Board of Trustees ("Servicing Agreements") with various financial institutions and other organizations ("Servicing Agents") of Subseries B, C and/or D Units of the Equity Index, Small Company Index, Diversified Growth, Focused Growth, U.S. Treasury Index, U.S. Government Securities, Short-Intermediate Bond, Bond, Balanced, International Growth, International Bond and International Equity Index Portfolios (collectively the "Funds" or individually, a "Fund"). Such Servicing Agreements shall require the Servicing Agents to provide, or to arrange to provide, support services as set forth therein to their customers, clients, employees and others ("Clients") who beneficially own Units of beneficial interest in Subseries B, C and/or D of one or more of the Funds ("Fund Units") in consideration for a fee, computed daily and paid monthly in the manner set forth in the Servicing Agreements, at the annual rate of up to .10%, .15% and .25% of the average daily net asset value of Subseries B, C and/or D Units of a Fund, respectively, held by the Servicing Agents on behalf of their Clients. All expenses incurred by the Trust in connection with Servicing Agreements for Subseries B, C and/or D Units of a particular Fund shall be allocated entirely to such Subseries B, C and/or D Units of that particular Fund. The fee allocated to the Subseries B, C and/or D Units of a particular Fund shall be the several (and not joint or joint and several) obligation of each such Subseries of such Fund.

     Section 2.  Northern shall monitor the arrangements pertaining to the
     ----------
Trust's Servicing Agreements with Servicing Agents. Northern shall not, however, be obliged by this Plan to recommend, and the Trust shall not be obliged to execute, any Servicing Agreement with any qualifying Servicing Agent.

     Section 3.  So long as this Plan is in effect, Northern shall provide to
     ----------
the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

     Section 4.  This Plan shall become effective with respect to Subseries B, C
     ----------
and/or D Units of a particular Fund upon the approval of the Plan (and the relevant form of Servicing Agreement attached hereto) by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940 (the "Act") of the Trust and have no direct or indirect financial interest in the operation of this Plan or in any Servicing Agreements or other agreements related to this Plan (the "Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of this Plan (and relevant form of Servicing Agreement) with respect to such Subseries B, C and/or D Units, respectively.

     Section 5.  Unless sooner terminated, this Plan shall continue until April
     ----------
30, 1994 and thereafter shall continue automatically for successive annual periods ending on April 30, provided such continuance is approved at least annually in the manner set forth in Section 4.

     Section 6.  This Plan may be amended at any time by the Board of Trustees,
     ----------
provided that any material amendments of the terms of this Plan shall become effective only upon the approval set forth in Section 4.

     Section 7.  This Plan is terminable at any time by vote of a majority of
     ----------
the Disinterested Trustees.

     Section 8.  While this Plan is in effect, the selection and nomination of
     ----------
those Trustees who are not "interested persons" (as defined in the Act) of the Trust shall be committed to the discretion of the Disinterested Trustees.

     Section 9.  The Trust has adopted this Shareholder Services Plan as of
     ----------
April 27, 1993 and revised this Plan as of January 22, 1997.

     Section 10.  All persons dealing with the Trust must look solely to the
     -----------
Trust's properly for the enforcement of any claims against the Trust, as neither the Trustees, officers, agents nor unitholders of the Trust assume any personal liability for obligation entered into on the Trust's behalf.

                                                                            FORM
                                                                            ----

The Benchmark Funds
4900 Sears Tower
Chicago, Illinois 60606


                              SERVICING AGREEMENT
                             For Subseries B Units


Gentlemen:

     We wish to enter into this Servicing Agreement with you concerning the provision of administrative support services to your customers, clients, employees and others ("Customers") and other investors ("Investors") (collectively "Clients") who may from time to time beneficially own units of beneficial interest in Subseries B one or more of the portfolios which are listed on Appendix A hereto (collectively the "Funds", and individually a "Fund") offered by The Benchmark Funds ("Fund Units").

The terms and conditions of this Servicing Agreement are as follows:

     Section 1. You agree to provide or arrange for the provision of one or more of the following services to Clients who may from time to time beneficially own Fund Units: (1) establishing and maintaining separate account records of Customers or other Investors; (2) providing Customers or other Investors with a service that invests their assets in Fund Units pursuant to specific or preauthorized instructions, and assistance with new account applications; (3) aggregating and processing purchase and redemption requests for Fund Units from Customers or other Investors, and placing purchase and redemption orders with the Transfer Agent; (4) issuing confirmations to Customers or other Investors in accordance with applicable law; (5) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (6) processing dividend payments on behalf of Customers or other Investors; (7) providing information periodically to Customers or other Investors showing their positions in Fund units; (8) responding to Customer or other Investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the institutions; (9) acting as liaison with respect to all inquiries and complaints from Customers and other Investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (10) providing or arranging for another person to provide subaccounting with respect to Fund Units beneficially owned by Customers or other Investors; (11) if required by law, forwarding unitholder communications from the Trust (such as proxy statements and proxies, unitholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other Investors; (12) maintaining appropriate management reporting and statistical information; (13) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (14) developing and monitoring investment programs; or
(15) providing such other similar services as the Trust may reasonably request to the extent the Institutions are permitted to do so under applicable law, rules and regulations.

     Section 2. We recognize that you may be subject to the provisions of the Glass-Steagall Act and other laws governing, among other things, the conduct of activities by Federally chartered and supervised banks and other banking organizations. As such, you are restricted in the activities you may undertake and for which you may be paid and, therefore, you will perform only those activities which are consistent with your statutory and regulatory obligations. You will act solely as agent for, upon the order of, and for the account of, your Clients.

     Section 3. In performing your duties hereunder, you shall act in conformity with the then effective prospectus and statement of additional information applicable to the Fund Units, the Investment Company Act of 1940 and all other applicable Federal and State banking, securities and other laws, regulations and rulings. You will assume sole responsibility for your compliance with applicable Federal and State laws and regulations, and shall rely exclusively upon your own determination, or that of your legal advisers, that the performance of your duties hereunder complies with such laws and regulations. You shall perform your duties hereunder in a manner consistent with the customs and practices of other financial institutions that provide similar services.

     Section 4. You will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in your business, or any personnel employed by you) as may be reasonably necessary or beneficial in order to provide such services to Clients.

     Section 5. Neither you nor any of your officers, employees or agents are authorized to make any representations concerning us or Fund Units except those contained in our then current prospectuses for such units, copies of which will be supplied by us to you, or in such supplemental literature or advertising as may be authorized by us in writing.

     Section 6. For all purposes of this Agreement you will be deemed to be an independent contractor, and will have no authority to act as agent for us in any matter, or in any respect. By your written acceptance of this Agreement, you agree to and do release, indemnity and hold us harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder or the purchase, redemption, transfer or registration of Fund Units by or on behalf of Clients. You and your employees will upon request, be available during normal business hours to consult with us or our designees concerning the performance of your responsibilities under this Agreement.

     Section 7. In consideration of the services and facilities provided by you or arranged by you to be provided hereunder, we will pay to you, and you will accept as full payment therefor, a fee at the annual rate of . 10% of the average daily net asset value of the Fund Units beneficially owned by your Clients for whom you are the dealer of record or holder of record or with whom you have a servicing relationship (the "Clients' Fund Units"), which fee will be computed daily and payable monthly. For purposes of determining the fees payable under this Section 7, the average daily net asset value of the Clients' Fund Units will be computed in the manner specified in our registration statement (as the same is in effect from time to time) in connection with the computation of the net asset value of Fund Units for purposes of purchases and redemptions. The fee rate stated above may be prospectively increased or decreased by us, in our sole discretion, at any time upon notice to you. Further, we may, in our discretion, and without notice, suspend or withdraw the sale of Fund Units, including the sale of such Units to you for the account of any Client or Clients.

     Section 8. Any person authorized to direct the disposition of monies paid or payable by us pursuant to this Agreement will provide to our Board of Trustees, and our Trustees will review, at least 8quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, you will furnish us or our designees with such information as we or they may reasonably request (including, without limitation, periodic certifications confirming the provision to Clients of the services described herein), and will otherwise cooperate with us and our designees (including, without limitation, any auditors designated by us), in connection with the preparation of reports to our Board of Trustees concerning this Agreement and the monies paid or payable by us pursuant hereto, as well as any other reports or filings that may be required by law. You will be responsible for promptly reporting to us and our Board of Trustees any potential or existing conflicts with respect to the investments of your Clients in the Funds.

     Section 9. We may enter into other similar Servicing Agreements with any other person or persons without your consent.

     Section 10. By your written acceptance of this Agreement, you represent, warrant and agree that: (i) in no event will any of the services provided by you hereunder be primarily intended to result in the sale of any Fund Units issued by us; (ii) the compensation payable to you hereunder, together with any other compensation payable to you by Clients in connection with the investment of their assets in the Funds, will be disclosed by you to your Clients, will be authorized by your Clients and will not result in an excessive or unreasonable fee to you; (iii) in the event an issue pertaining to this Agreement or our Unitholder Servicing Plan related hereto is submitted for approval, you will vote any Fund Units held for your own account in the same proportion as the vote of the Fund Units held for your Clients' benefit; and
(iv) you will not engage in activities pursuant to this Agreement which constitute acting as a broker or dealer under state law unless you have obtained the licenses required by such law.

     Section 11. This Agreement will become effective on the date a fully executed copy of this Agreement is received by us or our designee. Unless sooner terminated, this Agreement will continue until April 30, 1994, and thereafter will continue automatically for successive annual periods ending on April 30, provided such continuance is specifically approved at least annually by us in the manner described in Section 15 hereof. This Agreement is terminable, without penalty, at any time by us (which termination may be by vote of a majority of our Disinterested Trustees as defined in Section 15 hereof or by you upon notice to the other party hereto.

     Section 12. All notices and other communications to either you or us will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address shown herein.

     Section 13. This Agreement will be construed in accordance with the laws of the State of Illinois and is non-assignable by the parties hereto.

     Section 14. All persons dealing with us must look solely to our property for the enforcement of any claims against us, as neither our Trustees, officers, agents nor unitholders assume any personal liability for obligations entered into on our behalf.

     Section 15. This Agreement has been approved by vote of a majority of (i) our Board of Trustees and (ii) those Trustees who are not "interested persons", (as defined in the Investment Company Act of 1940) of us and have no direct or indirect financial interest in the operation of the unitholder Servicing Plan adopted by us regarding the provision of support services to the beneficial owners of Fund Units or in any agreements related thereto ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

     Section 16. The Declaration of Trust establishing The Benchmark Funds, dated July 15, 1982, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts. The name "The Benchmark Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, unitholder, officer, employee or agent of The Benchmark Funds, shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said The Benchmark Funds, but the Trust Estate only shall be liable.

     If you agree to be legally bound by the provisions of this Agreement, please sign a copy of this letter where indicated below and promptly return it to [insert name and address].

                                     Very truly yours,

                                     THE BENCHMARK FUNDS

Date: _________________________      By: ____________________________
                                          Authorized Officer


                                     Accepted and Agreed to:

Date: __________________________     By: ____________________________
                                          Authorized Officer

                                   APPENDIX A


     Please check the appropriate boxes to indicate the Subseries B Units of The Benchmark Funds for which you wish to act as Servicing Agent:


[_]          Equity Index Portfolio


[_]          Small Company Index Portfolio


[_]          Diversified Growth Portfolio


[_]          Focused Growth Portfolio


[_]          U. S. Treasury Index Portfolio


[_]          U. S. Government Securities Portfolio


[_]          Short-Intermediate Bond Portfolio


[_]          Bond Portfolio


[_]          Balanced Portfolio


[_]          International Growth Portfolio


[_]          International Bond Portfolio


[_]          International Equity Index Portfolio

                                                                            FORM
                                                                            ----


                              The Benchmark Funds
                                4900 Sears Tower
                            Chicago, Illinois 60606


                              SERVICING AGREEMENT
                             For Subseries C Units


Gentlemen:

     We wish to enter into this Servicing Agreement with you concerning the provision of administrative support services to your customers, clients, employees and others ("Customers") and other investors ("Investors") (collectively "Clients") who may from time to time beneficially own units of beneficial interest in Subseries C of one or more of the portfolios which are listed on Appendix A hereto (collectively the "Funds" and individually a "Fund") offered by The Benchmark Funds ("Fund Units").

The terms and conditions of this Servicing Agreement are as follows:

     Section 1. You agree to provide or arrange for the provision of one or more of the following services to Clients who may from time to time beneficially own Fund Units: (1) establishing and maintaining separate account records of Customers or other Investors; (2) providing Customers or other Investors with a service that invests their assets in Fund Units pursuant to specific or preauthorized instructions, and assistance with new account applications; (3) aggregating and processing purchase and redemption requests for Fund Units from Customers or other Investors, and placing purchase and redemption orders with the Transfer Agent; (4) issuing confirmations to Customers or other Investors in accordance with applicable law; (5) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (6) processing dividend payments on behalf of Customers or other Investors; (7) providing information periodically to Customers or other Investors showing their positions in Fund Units; (8) responding to Customer or other Investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the institutions; (9) acting as liaison with respect to all inquiries and complaints from Customers and other Investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (10) providing or arranging for another person to provide subaccounting with respect to Fund Units beneficially owned by Customers or other Investors; (11) if required by law, forwarding unitholder communications from the Trust (such as proxy statements and proxies, unitholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other Investors; (12) providing such office space, facilities and personnel as may be required to answer questions and respond to inquiries; (13) maintaining appropriate management reporting and statistical information; (14) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (15) developing and monitoring investment programs; or (16) providing such other similar services as the Trust may reasonably request to the extent the Institutions are permitted to do so under applicable law, rules and regulations.

     Section 2. We recognize that you may be subject to the provisions of the Glass-Steagall Act and other laws governing, among other things, the conduct of activities by Federally chartered and supervised banks and other banking organizations. As such, you are restricted in the activities you may undertake and for which you may be paid and, therefore, you will perform only those activities which are consistent with your statutory and regulatory obligations. You will act solely as agent for, upon the order of, and for the account of, your Clients.

     Section 3. In performing your duties hereunder, you shall act in conformity with the then effective prospectus and statement of additional information applicable to the Fund Units, the Investment Company Act of 1940 and all other applicable Federal and State banking, securities and other laws, regulations and rulings.

You will assume sole responsibility for your compliance with applicable Federal and State laws and regulations, and shall rely exclusively upon your own determination, or that of your legal advisers, that the performance of your duties hereunder complies with such laws and regulations. You shall perform your duties hereunder in a manner consistent with the customs and practices of other financial institutions that provide similar services.

     Section 4. You will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in your business, or any personnel employed by you) as may be reasonably necessary or beneficial in order to provide such services to Clients.

     Section 5. Neither you nor any of your officers, employees or agents are authorized to make any representations concerning us or Fund Units except those contained in our then current prospectuses for such units, copies of which will be supplied by us to you, or in such supplemental literature or advertising as may be authorized by us in writing.

     Section 6. For all purposes of this Agreement you will be deemed to be an independent contractor, and will have no authority to act as agent for us in any matter, or in any respect. By your written acceptance of this Agreement, you agree to and do release, indemnity and hold us harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder or the purchase, redemption, transfer or registration of Fund Units by or on behalf of Clients. You and your employees will upon request, be available during normal business hours to consult with us or our designees concerning the performance of your responsibilities under this Agreement.

     Section 7. In consideration of the services and facilities provided by you or arranged by you to be provided hereunder, we will pay to you, and you will accept as full payment therefor, a fee at the annual rate of .15% of the average daily net asset value of the Fund Units beneficially owned by your Clients for whom you are the dealer of record or holder of record or with whom you have a servicing relationship (the "Clients' Fund Units"), which fee will be computed daily and payable monthly. For purposes of determining the fees payable under this Section 7, the average daily net asset value of the Clients' Fund Units will be computed in the manner specified in our registration statement (as the same is in effect from time to time) in connection with the computation of the net asset value of Fund Units for purposes of purchases and redemptions. The fee rate stated above may be prospectively increased or decreased by us, in our sole discretion, at any time upon notice to you. Further, we may, in our discretion, and without notice, suspend or withdraw the sale of Fund Units, including the sale of such Units to you for the account of any Client or Clients.

     Section 8. Any person authorized to direct the disposition of monies paid or payable by us pursuant to this Agreement will provide to our Board of Trustees, and our Trustees will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, you will furnish us or our designees with such information as we or they may reasonably request (including, without limitation, periodic certifications confirming the provision to Clients of the services described herein), and will otherwise cooperate with us and our designees (including, without limitation, any auditors designated by us), in connection with the preparation of reports to our Board of Trustees concerning this Agreement and the monies paid or payable by us pursuant hereto, as well as any other reports or filings that may be required by law. You will be responsible for promptly reporting to us and our Board of Trustees any potential or existing conflicts with respect to the investments of your Clients in the Funds.

     Section 9. We may enter into other similar Servicing Agreements with any other person or persons without your consent.

     Section 10. By your written acceptance of this Agreement, you represent, warrant and agree that: (i) in no event will any of the services provided by you hereunder be primarily intended to result in the sale of any Fund Units issued by us; (ii) the compensation payable to you hereunder, together with any other compensation payable to you by Clients in connection with the investment of their assets in the Funds, will be disclosed by you to your Clients, will be authorized by your Clients and will not result in an excessive or unreasonable fee to you; (iii) in the event an issue pertaining to this Agreement or our Unitholder Servicing Plan related hereto is submitted for approval, you will vote any Funds Units held for your own account in the same proportion as the vote of the Fund Units held for your Clients' benefit; and (iv) you will not engage in activities pursuant to this Agreement which constitute acting as a broker or dealer under state law unless you have obtained the licenses required by such law.

     Section 11. This Agreement will become effective on the date a fully executed copy of this Agreement is received by us or our designee. Unless sooner terminated, this Agreement will continue until April 30, 1994, and thereafter will continue automatically for successive annual periods ending on April 30, provided such continuance is specifically approved at least annually by us in the manner described in Section 15 hereof. This Agreement is terminable, without penalty, at any time by us (which termination may be by vote of a majority of our Disinterested Trustees as defined in Section 15 hereof or by you upon notice to the other party hereto.

     Section 12. All notices and other communications to either you or us will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address shown herein.

     Section 13. This Agreement will be construed in accordance with the laws of the State of Illinois and is non-assignable by the parties hereto.

     Section 14. All persons dealing with us must look solely to our property for the enforcement of any claims against us, as neither our Trustees, officers, agents nor *unitholders assume any personal liability for obligations entered into on our behalf.

     Section 15. This Agreement has been approved by vote of a majority of (i) our Board of Trustees and (ii) those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of us and have no direct or indirect financial interest in the operation of the Unitholder Servicing Plan adopted by us regarding the provision of support services to the beneficial owners of Fund Units or in any agreements related thereto ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

     Section 16. The Declaration of Trust establishing The Benchmark Funds, dated July 15, 1982, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts. The name "The Benchmark Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, unitholder, officer, employee or agent of The Benchmark Funds, shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said The Benchmark Funds, but the Trust Estate only shall be liable.

     If you agree to be legally bound by the provisions of this Agreement, please sign a copy of this letter where indicated below and promptly return it to [insert name and address].

                                     Very truly yours,

                                     THE BENCHMARK FUNDS

Date: _________________________      By: __________________________________
                                              Authorized Officer


                                     Accepted and Agreed to:

Date: __________________________     By: __________________________________
                                              Authorized Officer

                                   APPENDIX A


     Please check the appropriate boxes to indicate the Subseries B Units of The Benchmark Funds for which you wish to act as Servicing Agent:


[_]          Equity Index Portfolio


[_]          Small Company Index Portfolio


[_]          Diversified Growth Portfolio


[_]          Focused Growth Portfolio


[_]          U. S. Treasury Index Portfolio


[_]          U. S. Government Securities Portfolio


[_]          Short-Intermediate Bond Portfolio


[_]          Bond Portfolio


[_]          Balanced Portfolio


[_]          International Growth Portfolio


[_]          International Bond Portfolio


[_]          International Equity Index Portfolio

                                                                            FORM
                                                                            ----

                              The Benchmark Funds
                                4900 Sears Tower
                            Chicago, Illinois 60606


                              SERVICING AGREEMENT
                             For Subseries D Units


Gentlemen:

     We wish to enter into this Servicing Agreement with you concerning the provision of administrative support services to your customers, clients, employees and others ("Customers") and other investors ("Investors") (collectively "Clients") who may from time to time beneficially own units of beneficial interest in Subseries D of one or more of the portfolios which are listed on Appendix A hereto (collectively the "Funds" and individually a "Fund") offered by The Benchmark Funds ("Fund Units").

The terms and conditions of this Servicing Agreement are as follows:

     Section 1. You agree to provide or arrange for the provision of one or more of the following services to Clients who may from time to time beneficially own Fund Units: (1) establishing and maintaining separate account records of Customers or other Investors; (2) providing Customers or other Investors with a service that invests their assets in Fund Units pursuant to specific or preauthorized instructions, and assistance with new account applications; (3) aggregating and processing purchase and redemption requests for Fund Units from Customers or other Investors, and placing purchase and redemption orders with the Transfer Agent; (4) issuing confirmations to Customers or other Investors in accordance with applicable law; (5) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (6) processing dividend payments on behalf of Customers or other Investors; (7) providing information periodically to Customers or other Investors showing their positions in Fund Units; (8) responding to Customer or other Investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the institutions; (9) acting as liaison with respect to all inquiries and complaints from Customers and other Investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (10) providing or arranging for another person to provide subaccounting with respect to Fund Units beneficially owned by Customers or other Investors; (11) if required by law, forwarding unitholder communications from the Trust (such as proxy statements and proxies, unitholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other Investors; (12) displaying and making prospectuses available on an institution's premises; (13) providing such office space, facilities and personnel as may be required to answer questions of potential investors and respond to inquiries of Customers and other Investors; (14) maintaining appropriate management reporting and statistical information; (15) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (16) developing and monitoring investment programs; or (17) providing such other similar services as the Trust may reasonably request to the extent the Institutions are permitted to do so under applicable law, rules and regulations.

     Section 2. We recognize that you may be subject to the provisions of the Glass-Steagall Act and other laws governing, among other things, the conduct of activities by Federally chartered and supervised banks and other banking organizations. As such, you are restricted in the activities you may undertake and for which you may be paid and, therefore, you will perform only those activities which are consistent with your statutory and regulatory obligations. You will act solely as agent for, upon the order of, and for the account of, your Clients.

     Section 3. In performing your duties hereunder, you shall act in conformity with the then effective prospectus and statement of additional information applicable to the Fund Units, the Investment Company Act of 1940 and all other applicable Federal and State banking, securities and other laws, regulations and rulings. You will assume sole responsibility for your compliance with applicable Federal and State laws and regulations, and shall rely exclusively upon your own determination, or that of your legal advisers, that the performance of your duties hereunder complies with such laws and regulations. You shall perform your duties hereunder in a manner consistent with the customs and practices of other financial institutions that provide similar services.

     Section 4. You will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in your business, or any personnel employed by you) as may be reasonably necessary or beneficial in order to provide such services to Clients.

     Section 5. Neither you nor any of your officers, employees or agents are authorized to make any representations concerning us or Fund Units except those contained in our then current prospectuses for such units, copies of which will be supplied by us to you, or in such supplemental literature or advertising as may be authorized by us in writing.

     Section 6. For all purposes of this Agreement you will be deemed to be an independent contractor, and will have no authority to act as agent for us in any matter, or in any respect. By your written acceptance of this Agreement, you agree to and do release, indemnity and hold us harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder or the purchase, redemption, transfer or registration of Fund Units by or on behalf of Clients. You and your employees will upon request, be available during normal business hours to consult with us or our designees concerning the performance of your responsibilities under this Agreement.

     Section 7. In consideration of the services and facilities provided by you or arranged by you to be provided hereunder, we will pay to you, and you will accept as full payment therefor, a fee at the annual rate of .25% of the average daily net asset value of the Fund Units beneficially owned by your Clients for whom you are the dealer of record or holder of record or with whom you have a servicing relationship (the "Clients' Fund Units"), which fee will be computed daily and payable monthly. For purposes of determining the fees payable under this Section 7, the average daily net asset value of the Clients' Fund Units will be computed in the manner specified in our registration statement (as the same is in effect from time to time) in connection with the computation of the net asset value of Fund Units for purposes of purchases and redemptions. The fee rate stated above may be prospectively increased or decreased by us, in our sole discretion, at any time upon notice to you. Further, we may, in our discretion, and without notice, suspend or withdraw the sale of Fund Units, including the sale of such Units to you for the account of any Client or Clients.

     Section 8. Any person authorized to direct the disposition of monies paid or payable by us pursuant to this Agreement will provide to our Board of Trustees, and our Trustees will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, you will furnish us or our designees with such information as we or they may reasonably request (including, without limitation, periodic certifications confirming the provision to Clients of the services described herein), and will otherwise cooperate with us and our designees (including, without limitation, any auditors designated by us), in connection with the preparation of reports to our Board of Trustees concerning this Agreement and the monies paid or payable by us pursuant hereto, as well as any other reports or filings that may be required by law. You will be responsible for promptly reporting to us and our Board of Trustees any potential or existing conflicts with respect to the investments of your Clients in the Funds.

     Section 9. We may enter into other similar Servicing Agreements with any other person or persons without your consent.

     Section 10. By your written acceptance of this Agreement, you represent, warrant and agree that: (i) in no event will any of the services provided by you hereunder be primarily intended to result in the sale of any Fund Units issued by us; (ii) the compensation payable to you hereunder, together with any other compensation payable to you by Clients in connection with the investment of their assets in the Funds, will be disclosed by you to your Clients, will be authorized by your Clients and will not result in an excessive or unreasonable fee to you; (iii) in the event an issue pertaining to this Agreement or our Unitholder Servicing Plan related hereto is submitted for approval, you will vote any Funds Units held for your own account in the same proportion as the vote of the Fund Units held for your Clients' benefit; and (iv) you will not engage in activities pursuant to this Agreement which constitute acting as a broker or dealer under state law unless you have obtained the licenses required by such law.

     Section 11. This Agreement will become effective on the date a fully executed copy of this Agreement is received by us or our designee. Unless sooner terminated, this Agreement will continue until April 30, 1994, and thereafter will continue automatically for successive annual periods ending on April 30, provided such continuance is specifically approved at least annually by us in the manner described in Section 15 hereof. This Agreement is terminable, without penalty, at any time by us (which termination may be by vote of a majority of our Disinterested Trustees as defined in Section 15 hereof or by you upon notice to the other party hereto.

     Section 12. All notices and other communications to either you or us will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address shown herein.

     Section 13. This Agreement will be construed in accordance with the laws of the State of Illinois and is non-assignable by the parties hereto.

     Section 14. All persons dealing with us must look solely to our property for the enforcement of any claims against us, as neither our Trustees, officers, agents nor unitholders assume any personal liability for obligations entered into on our behalf.

     Section 15. This Agreement has been approved by vote of a majority of (i) our Board of Trustees and (ii) those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of us and have no direct or indirect financial interest in the operation of the unitholder Servicing Plan adopted by us regarding the provision of support services to the beneficial owners of Fund Units or in any agreements related thereto ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

     Section 16. The Declaration of Trust establishing The Benchmark Funds, dated July 15, 1982, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts. The name "The Benchmark Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, unitholder, officer, employee or agent of The Benchmark Funds, shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said The Benchmark Funds, but the Trust Estate only shall be liable.

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

     If you agree to be legally bound by the provisions of this Agreement, please sign a copy of this letter where indicated below and promptly return it to [insert name and address].


                                      Very truly yours,

                                      THE BENCHMARK FUNDS

Date: _________________________       By: __________________________
                                              Authorized Officer


                                      Accepted and Agreed to:

Date: __________________________      By: __________________________
                                              Authorized Officer

                                   APPENDIX A


     Please check the appropriate boxes to indicate the Subseries B Units of The Benchmark Funds for which you wish to act as Servicing Agent:


[_]          Equity Index Portfolio


[_]          Small Company Index Portfolio


[_]          Diversified Growth Portfolio


[_]          Focused Growth Portfolio


[_]          U. S. Treasury Index Portfolio


[_]          U. S. Government Securities Portfolio


[_]          Short-Intermediate Bond Portfolio


[_]          Bond Portfolio


[_]          Balanced Portfolio


[_]          International Growth Portfolio


[_]          International Bond Portfolio


[_]          International Equity Index Portfolio


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